Exhibit 99.1



                                               UNITED STATES BANKRUPTCY COURT
                                               NORTHERN DISTRICT OF CALIFORNIA
In re: Fresh Choice, Inc                                                Case No.         04-54318 (ASW)
                                                                                        ---------------
       485 Cochrane Circle
       Morgan Hill, CA 95037                                            CHAPTER 11
                                                                        MONTHLY OPERATING REPORT
                                                                        (GENERAL BUSINESS CASE)
---------------------------------------------------------------------
                                                 SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:         01/23/05  (1)                             PETITION DATE:        07/12/04
                          ------------                                                    ------------
1.     Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____
       the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
       Dollars reported in   $1
                            ----                                      End of Current      End of Prior       As of Petition
2.     Asset and Liability Structure                                      Month              Month               Filing

       a.  Current Assets                                              $  6,392,186       $  6,346,037
                                                                     ---------------    ---------------
       b.  Total Assets                                                $ 21,627,670       $ 21,749,048       $ 22,899,629
                                                                     ---------------    ---------------    ---------------
       c.  Current Liabilities                                         $  7,242,452       $  6,813,563
                                                                     ---------------    ---------------
       d.  Total Liabilities                                           $ 22,242,042       $ 21,434,041       $ 19,707,707
                                                                     ---------------    ---------------    ---------------
                                                                                                              Cumulative
3.     Statement of Cash Receipts & Disbursements                     Current Month        Prior Month       Case to Date

       a.  Total Receipts                                              $  4,871,402       $  5,425,819       $ 32,656,493
                                                                     ---------------    ---------------    ---------------
       b.  Total Disbursements                                         $  4,850,319       $  5,636,879       $ 31,875,207
                                                                     ---------------    ---------------    ---------------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)  $     21,083       $   (211,059)      $    781,286
                                                                     ---------------    ---------------    ---------------
       e.  Cash Balance Beginning of Month                             $  2,357,246       $  2,568,305
                                                                     ---------------    ---------------
       f.  Cash Balance End of Month (c + d)                           $  2,378,328       $  2,357,246
                                                                     ---------------    ---------------
                                                                                                              Cumulative
                                                                      Current Month        Prior Month       Case to Date

4.     Profit/(Loss) from the Statement of Operations                  $   (937,262)      $   (722,293)      $ (7,318,746)
                                                                     ---------------    ---------------    ---------------
5.     Account Receivables (Pre and Post Petition)                     $     94,535       $     95,176
                                                                     ---------------    ---------------
6.     Post-Petition Liabilities                                       $  9,171,680       $  8,789,610
                                                                     ---------------    ---------------
7.     Past Due Post-Petition Account Payables (over 30 days)          $        -         $        -
                                                                     ---------------    ---------------

At the end of this reporting month:                                                                 Yes                  No
                                                                                                    ---                  --
8.     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
       payment, amount of payment and name of payee) (see note 2)                                    X
                                                                                                    ---                   ---
9.     Have any payments been made to professionals?  (if yes, attach listing including date of
       payment, amount of payment and name of payee)                                                 X
                                                                                                    ---                   ---
10.    If the answer is yes to 8 or 9, were all such payments approved by the court?                 X
                                                                                                    ---                   ---
11.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
       attach listing including date of payment, amount and reason for payment, and name of payee)   X
                                                                                                    ---                   ---
12.    Is the estate insured for replacement cost of assets and for general liability?               X
                                                                                                    ---                   ---
13.    Are a plan and disclosure statement on file?                                                                        X
                                                                                                    ---                   ---
14.    Was there any post-petition borrowing during this reporting period?                                                 X
                                                                                                    ---                   ---
15.    Check if paid: Post-petition Taxes    X;      U.S. Trustee Quarterly Fees          X
                                            ---                                          ---

       Check if filing is current for:    Post-petition tax reporting and tax returns     X
                                                                                         ---
       (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid, or tax return filings are not current.)


Notes:

(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from December 27, 2004 through January 23, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre-petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:   02/18/05                       /s/ David Pertl
      ------------                     -----------------------------------------
                                       David Pertl



                                         STATEMENT OF OPERATIONS (General Business Case)
                             For the Month Ended              01/23/05

                 Current Month                                                                 Cumulative       Next Month
------------------------------------------------
    Actual           Forecast         Variance                                                Case to Date       Forecast
                                                          Revenues:
   $ 4,772,534       $ 4,828,685      $ (56,151)        1   Gross Sales                         $ 35,039,950     $4,718,837
---------------   ---------------    -----------                                            -----------------  -------------
                                      $       -         2   less: Sales Returns & Allowances
---------------   ---------------    -----------                                            -----------------  -------------
   $ 4,772,534       $ 4,828,685      $ (56,151)        3   Net Sales                           $ 35,039,950     $4,718,837
---------------   ---------------    -----------                                            -----------------  -------------
   $ 2,918,309       $ 2,827,776      $ (90,533)        4   less: Cost of Goods Sold  (Note 1)  $ 20,677,188     $2,713,129
---------------   ---------------    -----------                                            -----------------  -------------
   $ 1,854,225       $ 2,000,909      $(146,684)        5   Gross Profit                        $ 14,362,762     $2,005,709
---------------   ---------------    -----------                                            -----------------  -------------
   $     1,381       $     1,256      $     125         6   Interest                            $      1,381     $    1,256
---------------   ---------------    -----------                                            -----------------  -------------
                     $         -      $       -         7   Other Income:                       $        537
---------------   ---------------    -----------          ----------------------            -----------------  -------------
                                                        8
                                      $       -           ----------------------
---------------   ---------------    -----------          ----------------------            -----------------  -------------
   $         -                        $       -         9
---------------   ---------------    -----------          ----------------------            -----------------  -------------
   $ 1,855,606       $ 2,002,165      $(146,559)       10       Total Revenues                  $ 14,364,680     $2,006,965
---------------   ---------------    -----------                                            -----------------  -------------
                                                          Expenses:
   $    68,860                        $ (68,860)       11   Compensation to Owner(s)/Officer(s) $    520,644       $ 75,000
---------------   ---------------    -----------                                            -----------------  -------------
   $   124,438                        $(124,438)       12   Salaries                            $    746,776       $125,000
---------------   ---------------    -----------                                            -----------------  -------------
   $         -                        $       -        13   Commissions                         $          -
---------------   ---------------    -----------                                            -----------------  -------------
                                      $       -        14   Contract Labor                      $     57,550
---------------   ---------------    -----------                                            -----------------  -------------
                                                       15   Rent/Lease:
                                      $       -                 Personal Property               $     34,751
---------------   ---------------    -----------                                            -----------------  -------------
   $   670,294       $   668,871      $  (1,423)       16       Real Property (See Note 2)      $  4,859,148      $ 623,327
---------------   ---------------    -----------                                            -----------------  -------------
   $    46,076       $    36,652      $  (9,424)       17   Insurance                           $    328,599      $  33,970
---------------   ---------------    -----------                                            -----------------  -------------
   $    52,944       $    57,525      $   4,582        18   Management Fees (Credit Cd.
                                                              Processing)                       $    423,642      $  56,097
---------------   ---------------    -----------                                            -----------------  -------------
   $   178,837       $   156,591      $ (22,246)       19   Depreciation & Amortization         $  1,415,233      $ 154,231
---------------   ---------------    -----------                                            -----------------  -------------
                                                            Taxes:
                  ---------------                                                           -----------------  -------------
                                      $       -        20       Employer Payroll Taxes          $    184,615
---------------   ---------------    -----------                                            -----------------  -------------
   $    40,102       $    38,694      $  (1,408)       21       Real Property Taxes             $    308,236      $  37,639
---------------   ---------------    -----------                                            -----------------  -------------
   $     3,137                        $  (3,137)       22       Other Taxes                     $     24,348
---------------   ---------------    -----------                                            -----------------  -------------
   $   162,901       $   143,144      $ (19,757)       23   Advertising                         $  1,367,591      $ 141,296
---------------   ---------------    -----------                                            -----------------  -------------
   $     5,396       $   317,816      $ 312,420        24   G&A                                 $    208,524      $ 114,581
---------------   ---------------    -----------                                            -----------------  -------------
   $    19,184       $    18,000      $  (1,184)       25   Interest                            $    183,773      $  18,326
---------------   ---------------    -----------                                            -----------------  -------------
   $    15,578                        $ (15,578)       26   Other Exp Legal fees & Audit        $    192,447
---------------   ---------------    -----------                                            -----------------  -------------
   $    28,404                        $ (28,404)       27 Professional Fees                     $    198,340
---------------   ---------------    -----------          -------------------------------    ----------------  -------------
   $     6,171                        $  (6,171)       28 Travel Expenses/Meals/ Ent            $     82,462
---------------   ---------------    -----------          -------------------------------    ----------------  -------------
   $       648       $       888      $     240        29 Storage                               $     46,744     $      864
---------------   ---------------    -----------          ------------------------------     ----------------  -------------
   $   229,882       $   239,495      $   9,613        30 Others (See Note 3)                   $  1,551,245     $  228,643
---------------   ---------------    -----------          ----------------------             ----------------  -------------
   $   243,800       $   238,227      $  (5,573)       31 Utilities                             $  1,815,790     $  225,813
---------------   ---------------    -----------          ----------------------             ----------------  -------------
   $    86,126       $    79,484      $  (6,642)       32 Repairs & Maintenance                 $    704,474     $   79,809
---------------   ---------------    -----------          ---------------------------------------------------  -------------
   $    11,117       $     9,204      $  (1,913)       33 License & Permits                     $     52,535     $    4,225
---------------   ---------------    -----------          ----------------------            -----------------  -------------
                                      $       -        34
---------------   ---------------    -----------          ----------------------            -----------------  -------------
   $ 1,993,894       $ 2,004,591      $  10,697        35       Total Expenses                  $ 15,307,466     $1,918,821
---------------   ---------------    -----------                                            -----------------  -------------
   $  (138,288)      $    (2,426)     $(135,862)       36 Subtotal                              $   (942,786)    $   88,144
---------------   ---------------    -----------                                            -----------------  -------------
                                                          Reorganization Items:
                                                                                            -----------------  -------------
   $  (225,382)      $  (226,000)     $    (618)       37   Professional Fees                   $ (1,638,455)    $ (226,200)
---------------   ---------------    -----------                                            -----------------  -------------
   $         -       $         -      $       -        38   Provisions for Rejected Executory
                                                               Contracts                        $          -     $        -
---------------   ---------------    -----------                                            -----------------  -------------
   $         -       $         -      $       -        39   Interest Earned on Accumulated
                                                                Cash from Resulting             $          -     $        -
---------------   ---------------    -----------                Chp 11 Case                 -----------------  -------------

   $     1,371       $         -      $   1,371        40   Gain or (Loss) from Sale
                                                                of Equipment                    $      4,144     $        -
---------------   ---------------    -----------                                            -----------------  -------------
                                      $       -        41   U.S. Trustee Quarterly Fees         $    (13,369)
---------------   ---------------    -----------                                            -----------------  -------------
   $  (574,963)      $  (680,000)     $(105,037)       42   Store Closure Expenses & Asset      $ (4,727,950)    $ (108,774)
---------------   ---------------    -----------                                            -----------------  -------------
                                                               Impairment Expenses
                                                                                            -----------------
   $  (798,974)      $  (906,000)     $ 107,026        43        Total Reorganization Items     $ (6,375,630)    $ (334,974)
---------------   ---------------    -----------                                            -----------------  -------------
   $  (937,262)      $  (908,426)     $ (28,836)       44  Net Profit (Loss) Before Federal &
                                                              State                             $ (7,318,416)    $ (246,831)
---------------   ---------------    -----------                                            -----------------  -------------
                                      $       -        45   Federal & State Income Taxes        $        330     $        -
---------------   ---------------    -----------                                            -----------------  -------------
   $  (937,262)      $  (908,426)     $ (28,836)       46 Net Profit (Loss)                     $ (7,318,746)    $ (246,831)
===============   ===============    ===========                                            =================  =============

Attach an Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only):

                             Fresh Choice, Inc. (Case # 04-54318 ASW)
                               Notes to the Statement of Operations
                                              as of
                                        January 23, 2005

Notes:
            (1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

            (2) Real Property                 Amount
                                           -----------
                Rent Expense                  542,042
                Common Ground Maintenance     128,252
                                           -----------
                Total                         670,294

            (3) Other Admin                   Amount
                                           -----------
                Deposits Over/Short             2,624
                Cash Over                      -1,350
                Cash Short                      2,106
                Freight, Express, Cartage       4,670
                Services                       73,059
                Supplies                      109,867
                Misc. Operating Expense           474
                Auto Related Expense            9,915
                Auto Incentive
                Bank Charges                   13,996
                Penalties & Late fees             185
                Payroll Processing Fees         5,441
                Real Time Fees                  5,396
                Royalty Fees                    3,003
                Recruiting
                Asset Write Off
                Management Training
                 & Development                    496
                                           -----------
                Total                         229,882

                                                  BALANCE SHEET
                                             (General Business Case)
                                          For the Month Ended        01/23/05
         Assets
                                                               From Schedules        Market Value(1)
              Current Assets
     1            Cash and cash equivalents - unrestricted                           $       2,378,328
                                                                                  ---------------------
     2            Cash and cash equivalents - restricted
                                                                                  ---------------------
     3            Accounts receivable (net)                          A               $          94,535
                                                                                  ---------------------
     4            Inventory                                          B               $         314,258
                                                                                  ---------------------
     5            Prepaid expenses                                                   $         310,247
                                                                                  ---------------------
     6            Professional retainers
                                                                                  ---------------------
     7            Other: Assets Held for Sale                                        $       3,294,818
                         -------------------------------------                    ---------------------
     8
                  --------------------------------------------                    ---------------------

     9                  Total Current Assets                                         $       6,392,186
                                                                                  ---------------------
              Property and Equipment (Market Value)

    10            Real property                                      C               $       2,510,572
                                                                                  ---------------------
    11            Machinery and equipment                            D               $       2,361,814
                                                                                  ---------------------
    12            Furniture and fixtures                             D               $       2,444,320
                                                                                  ---------------------
    13            Office equipment                                   D               $          49,931
                                                                                  ---------------------
    14            Leasehold improvements                             D               $       6,831,698
                                                                                  ---------------------
    15            Vehicles                                           D               $             653
                                                                                  ---------------------
    16            Other:                                             D
                        --------------------------------------                    ---------------------
    17                                                               D
                  --------------------------------------------                    ---------------------
    18                                                               D
                  --------------------------------------------                    ---------------------
    19                                                               D
                  --------------------------------------------                    ---------------------
    20                                                               D
                  --------------------------------------------                    ---------------------

    21                  Total Property and Equipment                                 $      14,198,987
                                                                                  ---------------------
              Other Assets

    22            Loans to shareholders
                                                                                  ---------------------
    23            Loans to affiliates
                                                                                  ---------------------
    24            Deposits (See Note 4)                                              $         872,931
                  --------------------------------------------                    ---------------------
    25            Intangible                                                         $         163,566
                  --------------------------------------------                    ---------------------
    26
                  --------------------------------------------                    ---------------------
    27
                  --------------------------------------------                    ---------------------

    28                  Total Other Assets                                           $       1,036,497
                                                                                  ---------------------

    29                  Total Assets                                                 $      21,627,670
                                                                                  =====================
         NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.


                                        Liabilities and Equity
                                       (General Business Case)

         Liabilities From Schedules

              Post-Petition

                  Current Liabilities
    30                  Accrued salaries and wages                                   $       1,415,905
                                                                                  ---------------------
    31                  Payroll taxes
                                                                                  ---------------------
    32                  Real and personal property taxes
                                                                                  ---------------------
    33                  Income taxes
                                                                                  ---------------------
    34                  Sales taxes payable                                          $         772,630
                                                                                  ---------------------
    35                  Notes payable (short term)
                                                                                  ---------------------
    36                  Accounts payable (trade)                     A               $         625,236
                                                                                  ---------------------
    37                  Real property lease arrearage
                                                                                  ---------------------
    38                  Personal property lease arrearage
                                                                                  ---------------------
    39                  Accrued professional fees                                    $       1,280,157
                                                                                  ---------------------

    40                  Current portion of long-term post-petition debt (due within 12 months)

                                                                                  ---------------------
    41                  Other:   Other Accrued Expense (Note 2)                      $       3,148,524
                                 -----------------------------                    ---------------------
    42
                        --------------------------------------                    ---------------------
    43
                        --------------------------------------                    ---------------------

    44                  Total Current Liabilities                                    $       7,242,452
                                                                                  ---------------------
    45            Long-Term Post-Petition Debt, Net of Current Portion               $       1,929,228
                                                                                  ---------------------
    46                  Total Post-Petition Liabilities                              $       9,171,680
                                                                                  ---------------------
              Pre-Petition Liabilities (allowed amount)

    47                  Secured claims                               F               $       4,677,568
                                                                                  ---------------------
    48                  Priority unsecured claims                    F               $         725,139
                                                                                  ---------------------
    49                  General unsecured claims                     F               $       2,574,174
                                                                                  ---------------------
    53                  Other Accrued Expense (Note 2)                               $       4,984,186
                                                                                  ---------------------
                        Long Term Liabilities (Note 3)                               $         109,294
                                                                                  ---------------------
    55                  Total Pre-Petition Liabilities                               $      13,070,361
                                                                                  ---------------------
    56                  Total Liabilities                                            $      22,242,042
                                                                                  ---------------------
         Equity (Deficit)

    57            Retained Earnings/(Deficit) at time of filing                      $     (47,596,170)
                                                                                  ---------------------
    58            Common/Preferred Stock                                             $       5,181,223
                                                                                  ---------------------
    59            Additional paid-in capital                                         $      42,737,837
                                                                                  ---------------------
    60            Cumulative profit/(loss) since filing of case                      $        (937,262)
                                                                                  ---------------------
    61            Post-petition contributions/(distributions) or (draws)
                                                                                  ---------------------
    62            Market value adjustment
                                                                                  ---------------------
    63                  Total Equity (Deficit)                                       $        (614,372)
                                                                                  ---------------------
    64   Total Liabilities and Equity (Deficit)                                      $      21,627,670
                                                                                  =====================


                               Fresh Choice, Inc. (Case # 04-54318 ASW)
                                      Notes to the Balance Sheet
                                                as of
                                           January 23, 2005


Note:

  (1)      Book value.

  (2)      The following is a list of Other Accrued Expenses:      Pre & Post- Petition      Pre-Petition          Post-Petition
                                                                   --------------------  --------------------  --------------------
           23010 Workers' Comp Payable                                         869,889                     -               869,889
           23030 Accrued Credit Card Proc Fees                                  14,036                     -                14,036
           23040 Accrued Bank Charges                                           11,034                     -                11,034
           23050 Gift Certificate Allowance                                    671,725                     -               671,725
           23070 Food Credit Liability                                         351,627                     -               351,627
           23080 Mngmnt Training & Development                                       -                     -                     -
           23110 Accrued Payroll Processing Fee                                  4,204                     -                 4,204
           23120 Closed Restaurants Payable  (502(b)(6)) estimate            4,324,758             4,324,758                     -
           23121 Store Closure Reserve                                          74,381                     -                74,381
           23125-6 Accrued Rent                                                593,541               304,675               288,866
           23130 Other Accrued Liabilities                                     158,004                     -               158,004
           23140 Accrued Fees-Finance                                           29,261                     -                29,261
           23150 Accrued Fees-Legal                                             69,075                     -                69,075
           23170 Accrued Fees-Audit                                            104,797                     -               104,797
           23180 Accrued Fees-Tax                                               18,103                     -                18,103
           23200 Accrued Fees-Employee Litigati                                      -                     -                     -
           23210 Accrued Fees-Executive                                         12,346                     -                12,346
           23225 Accrued Auto                                                        -                     -                     -
           23240 Accrued Health Insurance-GW                                   104,135                     -               104,135
           23250 Accrued Insurance                                              23,655                     -                23,655
           23300 Advertising Accrual                                            27,445                     -                27,445
           23350 Interest Payable - Loc                                         45,723                11,670                34,053
           23360 Interest Payable                                               28,855                21,101                 7,754
           23390 Accrued Janitorial Expense                                       (559)                    -                  (559)
           23400 Accrued Utilities                                             294,532               126,577               167,955
           23410 Accrued Property Taxes                                        207,837               140,749                67,088
           23420 Accrued Cam                                                    94,305                54,656                39,649
                                                                   --------------------  --------------------  --------------------
           Total Other Accrued Expenses                             $        8,132,710    $        4,984,186    $        3,148,524



                                                                      Combined Amount
    (3)    The following is a list of Long Term Liabilities        Pre & Post- Petition      Pre-Petition          Post-Petition
                                                                   --------------------  --------------------  --------------------

           24320 Deferred Rent                                               1,689,513                     -             1,689,513
           24340 Deferred Gain On Sale                                         155,939                     -               155,939
           24350 Other Non-Current Liabilities                                  83,776                     -                83,776
           24390 Notes Payable-Long Term                                       109,294               109,294                     -
           24400 Capital Lease-Long Term                                             -                     -                     -
                                                                   --------------------  --------------------  --------------------
           Total Long Term Liabilities                              $        2,038,522               109,294             1,929,228

    (4)    Deposits                                 Amount
                              -----------------------------

           Rent Deposit                            186,356
           Alcohol Deposit                           2,350
           Other Deposit                           640,700
           Utility Deposit                          43,525
                              -----------------------------
           Total Deposit                           872,931


Fresh Choice, Inc.
Payments to Officers
Period 1, 2005



                                     Date                        Gross              Car Allowance          Total
-----------------------------------------------------------------------------------------------------------------------

Jefferson, Everett           December 30 & 31, 2004           $    16,730.76        $         -        $    16,730.76

Pertl, David              Dec. 31, 2004 & Jan. 14, 2005       $    14,461.52        $    1,107.60      $    15,569.12

O'Shea, Tim               Dec. 31, 2004 & Jan. 14, 2005       $    15,384.60        $    1,384.62      $    16,769.22

Miller, Joan              Dec. 31, 2004 & Jan. 14, 2005       $     9,644.58                           $     9,644.58

Freedman, Tina            Dec. 31, 2004 & Jan. 14, 2005       $     9,038.46        $    1,107.69      $    10,146.15

-----------------------------------------------------------------------------------------------------------------------

Total                                                         $    65,259.92        $    3,599.91      $    68,859.83
=======================================================================================================================

Fresh Choice, Inc.
Payments to Professional Fees
Period 1, 2005



                                         Date                   Amount             Cumulative
-------------------------------------------------------------------------------------------------

XRoads Solutions Group                                                          $    153,251.79

Huntley, Mullaney & Spargo          January 18, 2005       $    35,501.07       $     78,059.07

Sulmeyer Kupetz Client Trust                                                    $     75,708.00

Corporate Revitalization Partners                                               $     37,786.35


-------------------------------------------------------------------------------------------------

Total                                                      $    35,501.07       $    344,805.21
=================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULES TO THE BALANCE SHEET
                                                                        (GENERAL BUSINESS CASE)

                                                                              SCHEDULE A
                                                                 ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                  ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE           PAST DUE
RECEIVABLES AND PAYABLES AGINGS                                 (PRE AND POST-PETITION)   (POST -PETITION)      POST PETITION DEBT
                                                                 ----------------------    -----------------    -------------------

     0 -30 Days                                                          $94,535               $625,236
                                                                       ---------             ----------
     31-60 Days
                                                                       ---------             ----------
     61-90 Days                                                                                                         $0
                                                                                             ----------          ---------
     91+ Days
                                                                       ---------             ----------
     Total accounts receivable/payable-(see note 1)                      $94,535               $625,236
                                                                       ---------             ==========
     Allowance for doubtful accounts
                                                                       ---------
     Accounts receivable (net)                                           $94,535
                                                                       =========
==================================================================================================================================
                                                                          SCHEDULE B
                                                                     INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                                     COST OF GOODS SOLD
----------------------------------                                     -------------------

                                    INVENTORY(IES)             INVENTORY BEGINNING OF MONTH                       $358,933
                                      BALANCE AT                                                       ===================
                                     END OF MONTH
                                                               Add -
     Retail/Restaurants -                                      Net purchase                                     $1,121,347
                                                                                                      --------------------
       Product for resale            $314,258                  Direct labor                                     $1,752,287
                                     --------                                                         --------------------
                                                               Manufacturing overhead
                                                                                                      --------------------
     Distribution -                                            Freight in
                                                                                                      --------------------
       Products for resale                                     Other:                                                   $0
                                     --------                                                         --------------------
                                                                                                                        $0
                                                               --------------------------             --------------------
     Manufacturer -
                                                               --------------------------             --------------------
       Raw Materials
                                     --------
       Work-in-progress                                        Less -
                                     --------
       Finished goods                                          Inventory End of Month                             $314,258
                                     --------                                                         --------------------
                                                               Shrinkage
                                                                                                      --------------------
     Other - Explain                                           Personal Use
                                     --------                                                         --------------------
     Uniforms
     --------------------------------
                                                               Cost of Goods Sold                                $2,918,309
     --------------------------------                                                                 =====================
         TOTAL                       $314,258
                                     ========

     Method of Inventory Control                               Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
             Yes   X      No
                 -----      ---------
     How often do you take a complete physical inventory?      Valuation methods -
                                                                      FIFO cost
                                                                                                 ----------
       Weekly                                                         LIFO cost
                      ------
       Monthly          X                                             Lower of cost or market
                      ------                                                                     ----------
       Quarterly                                                      Retail method
                      ------                                                                     ----------
       Semi-annually                                                  Other                           X
                      ------                                                                     ----------
       Annually                                                       Explain
                      ------                                                                     ----------
Date of last physical inventory was  January 23, 2005                Standard Cost, with updates every month before inventory
                                     -----------------------------   -------------------------------------------------------------

                                                                     -------------------------------------------------------------
Date of next physical inventory is   February 20, 2005
------------------------------------------------------------------   -------------------------------------------------------------


Note:
(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.

                                                Schedule C
                                              Real Property


Description                                                             Cost        Market Value(1)
      Land                                                           $          -    $           -
      --------------------------------------------                   ------------    -------------
      Building                                                       $  3,839,333     $  3,839,333
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $ (1,328,761)    $ (1,328,761)
      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------
      Total                                                          $  2,510,572     $  2,510,572
                                                                     ============    =============
                                                Schedule D
                                         Other Depreciable Assets
Description                                                             Cost         Market Value(1)
Machinery & Equipment -
      Kitchen Equipment                                              $  9,037,036    $   9,037,036
      --------------------------------------------                   ------------    -------------
      Equipment in Progress                                          $     96,141    $      96,141
      --------------------------------------------                   ------------    -------------
      Computer Equipment                                             $  1,603,336    $   1,603,336
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $ (8,374,699)   $  (8,374,699)
      --------------------------------------------                   ------------    -------------
      Total                                                          $  2,361,814    $   2,361,814
                                                                     ============    =============
Furniture & Fixtures -
      Furniture & Fixtures                                           $  7,547,948    $   7,547,948
      --------------------------------------------                   ------------    -------------
      Construction Fixtures in Progress                              $      9,184    $       9,184
      --------------------------------------------                   ------------    -------------
      Smallwares                                                     $  1,092,577    $   1,092,577
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $ (6,205,389)   $  (6,205,389)
      --------------------------------------------                   ------------    -------------
      Total                                                          $  2,444,320    $   2,444,320
                                                                     ============    =============
Office Equipment -
      --------------------------------------------
      Office Equipment                                               $    200,842    $     200,842
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $   (150,911)   $    (150,911)
      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------
      Total                                                          $     49,931    $      49,931
                                                                     ============    =============
Leasehold Improvements -
      Leasehold Improvement                                          $ 14,583,019    $  14,583,019
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $ (7,751,321)   $  (7,751,321)
      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------
      Total                                                          $  6,831,698    $   6,831,698
                                                                     ============    =============
Vehicles -
      Vehicles                                                       $     17,344    $      17,344
      --------------------------------------------                   ------------    -------------
      Accumulation Depreciation                                      $    (16,691)   $     (16,691)
      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------

      --------------------------------------------                   ------------    -------------
      Total                                                          $        653    $         653
                                                                     ============    =============

Note:

   (1)Book Value.

                                                           Schedule E
                                                  Aging of Post-Petition Taxes
                                          (As of End of the Current Reporting Period)

Taxes Payable                              0-30 Days         31-60 Days        61-90 Days          91+ Days        Total
Federal
                   Income Tax Withholding $    200,193                                                          $     200,193
                                          ------------     -------------     -------------       ----------     -------------
                   FICA - Employee                                                                              $           -
                                          ------------     -------------     -------------       ----------     -------------
                   FICA - Employer                                                                              $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Unemployment (FUTA)                                                                          $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Income                                                                                       $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Other (Attach List)                                                                          $           -
                                          ------------     -------------     -------------       ----------     -------------
Total Federal Taxes                       $    200,193     $           -     $           -       $        -     $     200,193
                                          ------------     -------------     -------------       ----------     -------------
State and Local
                   Income Tax Withholding                                                                       $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Unemployment (UT)                                                                            $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Disability Insurance (DI)                                                                    $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Empl. Training Tax (ETT)                                                                     $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Sales                  $    772,630                                                          $     772,630
                                          ------------     -------------     -------------       ----------     -------------
                   Excise                                                                                       $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Real property          $     40,102                                                          $      40,102
                                          ------------     -------------     -------------       ----------     -------------
                   Personal property                                                                            $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Income                                                                                       $           -
                                          ------------     -------------     -------------       ----------     -------------
                   Other (Attach List)                                                                          $           -
                                          ------------     -------------     -------------       ----------     -------------
Total State & Local Taxes                 $    812,732     $           -     $           -       $        -     $     812,732
                                          ------------     -------------     -------------       ----------     -------------
Total Taxes                               $  1,012,925     $           -     $           -       $        -     $   1,012,925
                                          ============     =============     =============       ==========     =============


                                                           Schedule F
                                                    Pre-Petition Liabilities
                                                                                                    Allowed
List Total Claims For Each Classification (1)                                  Claimed Amount      Amount (b)
---------------------------------------------                                  --------------    --------------
                   Secured claims  (a)                                          $ 4,677,568
                                                                               -------------      -------------
                   Priority claims other than taxes                               $ 268,587
                                                                               -------------      -------------
                   Priority tax claims                                            $ 456,552
                                                                               -------------      -------------
                   General unsecured claims                                      $2,574,174
                                                                               -------------      -------------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



                    Schedule G - Rental Income Information -
                    Not applicable to General Business Cases

                                   Schedule H
          Recapitulation of Funds Held as of 11/28/04 (Period End Date)


                                            Account 1          Account 2          Account 3           Account 4
                                         --------------     --------------     ----------------   ----------------
Bank                                      Wells Fargo        Wells Fargo         Wells Fargo       Bank of America
                                          -------------      -------------     ----------------   ----------------
Account Type                              Concentration      Money Market      Benefits ACH Pmt.   Disbursement
                                          -------------      -------------     ----------------   ----------------
Account No.                               4038-832325        12576708          4945091882         7313400466
                                          -------------      -------------     ----------------   ----------------
Account Purpose                           General            Investment         Payroll           Gifs Certificates
                                          -------------      -------------     ----------------   ----------------
Balance, End of Month                    $    1,958,010     $    1,003,717     $          7,794   $            954
                                          -------------      -------------     ----------------   ----------------



                                           Account 5          Account 6            Account 7           Account
                                         --------------     --------------     ---------------    ----------------
Bank                                      Wells Fargo        Wells Fargo       Wells Fargo        Cash in Registers
                                          -------------      -------------     ----------------   ----------------
Account Type                              Accounts                             Old Accounts
                                          Payable            Payroll           Payable            and on hand
                                          -------------      -------------     ---------------    ----------------
Account No.                               412-1020184        403-8832366       475-9621113
                                          -------------      -------------     ----------------   ----------------
Account Purpose                           A/P ZBA            Payroll ZBA        replaced by
                                                                               412-1020184
                                          -------------      -------------     ----------------   ----------------
Balance, End of Month                    $     (552,535)(2) $     (129,462)(2)                    $         89,850
                                          -------------      -------------     ----------------   ----------------
Total Funds on Hand for all Accounts     $    2,378,328
                                         ==============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.
     2  The negative balance reflects a timing difference.


-------------------------------------------------------------------------------
                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 11/28/04
                                              --------

                                                                               Actual                Cumulative
                                                                           Current Month           (Case to Date)
     CASH RECEIPTS
1          Rent/Leases Collected
                                                                           --------------         --------------
2          Cash Received from Sales                                        $    4,870,205         $   37,870,880
                                                                           --------------         --------------
3          Interest Received                                               $        1,197         $        4,318
                                                                           --------------         --------------
4          Borrowings
                                                                           --------------         --------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                           --------------         --------------

6          Capital Contributions
                                                                           --------------         --------------
7
           --------------------------------------------                    --------------         --------------
8
           --------------------------------------------                    --------------         --------------
9
           --------------------------------------------                    --------------         --------------
10
           --------------------------------------------                    --------------         --------------
11
           --------------------------------------------                    --------------         --------------
12              TOTAL CASH RECEIPTS                                        $    4,871,402         $   37,875,197
                                                                           --------------         --------------
     CASH DISBURSEMENTS
13         Payments for Inventory (Note 1)                                      2,827,615         $   22,647,755
                                                                           --------------         --------------
14         Selling                                                                214,499         $    1,092,576
                                                                           --------------         --------------
15         Administrative                                                         154,381         $    1,201,325
                                                                           --------------         --------------
16         Capital Expenditures                                                    43,667         $      118,761
                                                                           --------------         --------------
17         Principal Payments on Debt (Note 2)                             $       54,712         $      269,651
                                                                           --------------         --------------
18         Interest Paid (Note 3)                                          $        9,179         $       76,598
                                                                           --------------         --------------
           Rent/Lease:
19              Personal Property
                                                                           --------------         --------------
20              Real Property                                                     792,790         $    3,989,263
                                                                           --------------         --------------
           Amount Paid to Owner(s)/Officer(s)
21              Salaries                                                           68,860         $      498,175
                                                                           --------------         --------------
22              Draws
                                                                           --------------         --------------
23              Commissions/Royalties
                                                                           --------------         --------------
24              Expense Reimbursements                                                           $        66,529
                                                                           --------------         --------------
25              Other
                                                                           --------------         --------------
26         Salaries/Commissions (less employee withholding)                        80,182         $      669,506
                                                                           --------------         --------------
27         Management Fees
                                                                           --------------         --------------
           Taxes:
28              Employee Withholding                                              241,298         $    1,798,289
                                                                           --------------         -------------
29              Employer Payroll Taxes                                            156,267         $    1,040,761
                                                                           --------------         --------------
30              Real Property Taxes                                                40,102         $      266,104
                                                                           --------------         --------------
31              Other Taxes Sales Taxes                                            68,321         $    2,368,501
                                                                           --------------         --------------
32         Other Cash Outflows:
                                                                           --------------         --------------
33              Credit Card fees                                                   52,944         $      355,394
                ---------------------------------------                    --------------         --------------
34              Adjustment to Beginning Cash Balance                       $            -         $       (2,649)
                ---------------------------------------                    --------------         --------------
35              Reorganization-Professional Fees                           $       35,501         $      344,805
                ---------------------------------------                    --------------         --------------
36              Reorganization-US Trustees Fees                            $       10,000         $       20,000
                ---------------------------------------                    --------------         --------------
37
                ---------------------------------------                    --------------         --------------
38              TOTAL CASH DISBURSEMENTS:                                  $    4,850,319         $   36,821,344
                                                                           --------------         --------------
39   NET INCREASE (DECREASE) IN CASH                                       $      21,,083        $     1,053,853
                                                                           --------------         --------------
41   CASH BALANCE, BEGINNING OF PERIOD                                     $    2,357,246         $    1,324,475
                                                                           --------------         --------------
43   CASH BALANCE, END OF PERIOD                                           $    2,378,328         $    2,378,328
                                                                           ==============          =============